March 30, 2000



Mr. William T. Carney
Vice President and Chief Financial Officer
Trudy Corporation
353 Main Avenue
Norwalk, Connecticut  06851-1552


Dear Mr. Carney:

This is to confirm that the client-auditor relationship between Trudy Corporation (Commission File Number 0-16056) and Ernst & Young LLP has ceased.

                                                        Sincerely,



                                                       /s/ Ernst & Young LLP


Copy to  Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 Fifth Street, N.W.
         Washington, D.C.  20549